UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

THE TJX COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4908	04-2207613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701

(Address of principal executive offices) (Zip Code)

(508) 390-1000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TJX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Notes Closing

On November 30, 2020, The TJX Companies, Inc. (the “Company”) completed the issuance and sale of (a) $500,000,000 aggregate principal amount of 1.150% notes due 2028 of the Company (the “2028 Notes”) and (b) $500,000,000 aggregate principal amount of 1.600% notes due 2031 of the Company (the “2031 Notes” and, together with the 2028 Notes, the “Notes”).

The Notes were registered pursuant to an automatically effective shelf registration statement on Form S-3 (Registration Statement No. 333-237461) under the Securities Act of 1933, as amended, that was filed with the Securities and Exchange Commission on March 30, 2020.

The Notes were issued pursuant to a base indenture (the “Base Indenture”), as supplemented by the fifth supplemental indenture relating to the 2028 Notes (the “Fifth Supplemental Indenture”) and the sixth supplemental indenture relating to the 2031 Notes (the “Sixth Supplemental Indenture”), each dated November 30, 2020 and executed by and between the Company and U.S. Bank National Association, as trustee. The Company is filing the executed Fifth Supplemental Indenture and Sixth Supplemental Indenture as exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

Tender Offer Initial Results

The Company announced on December 2, 2020 the initial results and upsizing, and announced on December 3, 2020 the pricing, of its previously announced tender offers for certain outstanding debt securities of the Company.

Copies of the press releases are attached as exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

4.1	Fifth Supplemental Indenture, dated as of November 30, 2020 by and between The TJX Companies, Inc. and U.S. Bank National Association, as Trustee, including the form of Global Note attached as Annex A thereto.

4.2	Sixth Supplemental Indenture, dated as of November 30, 2020 by and between The TJX Companies, Inc. and U.S. Bank National Association, as Trustee, including the form of Global Note attached as Annex A thereto.

99.1	Press release of The TJX Companies, Inc., dated December 2, 2020.

99.2	Press release of The TJX Companies, Inc., dated December 3, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.

Date: December 3, 2020	By:	/s/ Alicia Kelly
	Name:	Alicia Kelly
	Title:	Executive Vice President, Secretary and General Counsel